Exhibit 99.2

Assured Guaranty Ltd.
Financial Supplement
Fourth Quarter 2006
December 31, 2006

This supplement should be read in conjunction with documents filed by Assured Guaranty Ltd. (the “Company”) with the Securities and Exchange Commission, including our 10-Q’s dated March 31, 2005, June 30, 2005, September 30, 2005, March 31, 2006, June 30, 2006 and September 30, 2006 and our 10-K for the year ended December 31, 2005.

Some amounts in this Financial Supplement may not foot due to rounding.

Cautionary Statement Regarding Forward-Looking Statements:

Any forward-looking statements made in this supplement reflect the Company’s current views with respect to future events and financial performance and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements involve risks and uncertainties that may cause actual results to differ materially from those set forth in these statements. For example, the Company’s forward looking statements, including its calculations of adjusted book value, PVP and net present value of estimated future installment premiums in force, and statements regarding ratings improvement and the growth of the direct business could be affected by many events. These events include a significant reduction in the amount of reinsurance ceded by one or more of our principal ceding companies, rating agency action such as a ratings downgrade, difficulties with the execution of the Company’s business strategy, contract cancellations, developments in the world’s financial and capital markets, more severe or frequent losses associated with products affecting the adequacy of the Company’s loss reserve, changes in regulation or tax laws, governmental actions, natural catastrophes, the Company’s dependence on customers, decreased demand or increased competition, loss of key personnel, technological developments, the effects of mergers, acquisitions and divestitures, changes in accounting policies or practices, changes in general economic conditions, other risks and uncertainties that have not been identified at this time, management’s response to these factors, and other risk factors identified in the Company’s filings with the Securities and Exchange Commission. Readers are cautioned not to place undue reliance on these forward looking statements, which speak only as of the dates on which they are made. The Company undertakes no obligation to publicly update or revise any forward looking statements, whether as a result of new information, future events or otherwise.

Assured Guaranty Ltd.
Selected Financial Highlights
(dollars and shares in millions except per share amounts)

	Quarter Ended December 31,		% Change versus	Year Ended December 31,		% Change versus
	2006	2005	4Q-05	2006	2005	2005
Gross written premiums (GWP) analysis:
Present value of financial guaranty & mortgage guaranty GWP (PVP) (a)	$116.0	$83.9	38%	$453.6	$286.3	58%
Less: Installment premium PVP	69.5	57.2	22%	270.6	183.6	47%
Upfront financial guaranty & mortgage guaranty GWP	46.5	26.7	74%	183.0	102.7	78%
Less: Upfront premium due to novations	—	—	—	—	18.4	NMF
Plus: Installment GWP	38.6	30.9	25%	138.6	135.6	2%
Financial guaranty & mortgage guaranty GWP	85.1	57.6	48%	321.6	219.9	46%
Plus: Other segment GWP	0.1	0.4	(75)%	4.1	32.2	(87)%
Total GWP	$85.2	$58.0	47%	$325.7	$252.1	29%
Net income	$42.4	$38.2	11%	$159.7	$188.4	(15)%
Less: After-tax realized (losses) gains on investments	—	(1.0)	NMF	(1.5)	1.8	NMF
Less: After-tax unrealized gains (losses) on derivatives	1.0	4.6	(78)%	4.0	(3.3)	NMF
Operating income (b)	$41.5	$34.6	20%	$157.2	$190.0	(17)%
Book value	$1,650.8	$1,661.5	(1)%
Plus: Net unearned premium reserve less DAC, after-tax (1)	365.9	283.5	29%
Plus: Net present value of estimate future installment premiums in-force, after-tax (d)	453.1	327.3	38%
Adjusted book value (c)	$2,469.8	$2,272.3	9%
ROE, excluding AOCI	10.2%	9.6%		9.9%	12.3%
Less: After-tax realized (losses) gains on investments	—	(0.3)%		(0.1)%	0.1%
Less: After-tax unrealized gains (losses) on derivatives	0.2%	1.2%		0.2%	(0.2)%
Operating ROE, excluding AOCI (b)	10.0%	8.7%		9.7%	12.4%
Per diluted share:
Net income	$0.58	$0.51	14%	$2.15	$2.53	(15)%
Less: After-tax realized (losses) gains on investments	—	(0.01)	NMF	(0.02)	0.02	NMF
Less: After-tax unrealized gains (losses) on derivatives	0.01	0.06	(83)%	0.05	(0.04)	NMF
Operating income (b)	$0.56	$0.46	22%	$2.12	$2.55	(17)%
Book value	$24.44	$22.22	10%
Plus: Net unearned premium reserve less DAC, after-tax (1)	5.42	3.79	43%
Plus: Net present value of estimate future installment premiums in-force, after-tax (d)	6.71	4.38	53%
Adjusted book value (c)	$36.57	$30.39	20%
Additional information
Shares outstanding at the end of period (2)	67.5	74.8	(10)%
Weighted average basic shares outstanding	72.5	73.8	(2)%	73.3	74.0	(1)%
Weighted average diluted shares outstanding	73.6	74.5	(1)%	74.2	74.5	(0.4)%
Consolidated net debt service outstanding	$180,174	$145,694	24%
Consolidated net par outstanding	132,296	102,465	29%
Consolidated claims-paying resources	3,415	3,065	11%
Gross par written	13,986	10,505	33%	50,892	26,320	93%

(1)             Unearned premium reserve (UPR) less pre-paid reinsurance premiums and deferred acquisition costs (DAC), all after-tax.

(2)             12/31/06 shares outstanding excludes 1.1 million of nonvested restricted stock, which is considered not issued under FAS 123R. 12/31/05 shares outstanding includes 1.0 million of nonvested restricted stock.

Note: Please refer to endnotes for explanation of non-GAAP financial measures [PVP (a), operating income and operating ROE (b), adjusted book value (c), and net present value of estimated future installment premiums in force (d)].

Assured Guaranty Ltd.
Consolidated GAAP Income Statements
(dollars and shares in millions, except per share amounts)

	Quarter Ended December 31,		% Change versus	Year Ended December 31,		% Change versus
	2006	2005	4Q-05	2006	2005	2005

Revenues
Gross written premiums	$85.2	$58.0	47%	$325.7	$252.1	29%

Net written premiums	84.5	57.5	47%	318.7	217.3	47%

Net earned premiums	58.5	47.8	22%	206.7	198.7	4%
Net investment income	29.5	25.7	15%	111.5	96.8	15%
Other income	0.4	—	NMF	0.4	0.2	100%
Total revenues	88.4	73.5	20%	318.6	295.7	8%

Expenses
Loss and loss adjustment expenses	(0.7)	(0.2)	250%	(6.8)	(69.6)	(90)%
Profit commission expense	4.9	6.5	(25)%	9.5	12.9	(26)%
Acquisition costs	11.5	10.4	11%	45.0	45.3	(1)%
Other operating expenses	18.8	15.1	25%	68.0	59.0	15%
Other expenses	4.3	4.0	8%	16.3	17.3	(6)%
Total expenses	38.7	35.7	8%	132.1	64.9	104%

Income before provision for income taxes	49.7	37.8	31%	186.5	230.8	(19)%

Total provision for income taxes	8.2	3.2	156%	29.3	40.8	(28)%

Operating income (b)	41.5	34.6	20%	157.2	190.0	(17)%
After-tax realized gains (losses) on investments	—	(1.0)	NMF	(1.5)	1.8	NMF
After-tax unrealized gains (losses) on derivatives	1.0	4.6	(78)%	4.0	(3.3)	NMF

Net income	$42.4	$38.2	11%	$159.7	$188.4	(15)%

Per diluted share
Operating income (b)	$0.56	$0.46	22%	$2.12	$2.55	(17)%
After-tax realized (losses) gains on investments	—	(0.01)	NMF	(0.02)	0.02	NMF
After-tax unrealized gains (losses) on derivatives	0.01	0.06	(83)%	0.05	(0.04)	NMF
Net income	$0.58	$0.51	14%	$2.15	$2.53	(15)%

Effect of refundings
Earned premiums from refundings	$1.8	$2.2	(18)%	$11.2	$12.1	(7)%
Net income effect	$0.7	$1.1	(36)%	$5.2	$5.5	(5)%
Net income per diluted share effect	$0.01	$0.01	0%	$0.07	$0.07	0%

Weighted average shares outstanding
Basic shares outstanding	72.5	73.8	(2)%	73.3	74.0	(1)%
Plus: effect of options	0.6	0.4	50%	0.6	0.2	200%
Plus: effect of restricted stock	0.5	0.3	67%	0.4	0.3	33%
Diluted shares outstanding	73.6	74.5	(1)%	74.2	74.5	(0.4)%

Note: Please refer to endnotes for explanation of non-GAAP financial measures [PVP (a), operating income and operating ROE (b), and adjusted book value (c)].

Assured Guaranty Ltd.
Consolidated GAAP Balance Sheets
(dollars in millions)

	As of :
	December 31,	December 31,
	2006	2005

Assets
Fixed maturity securities, at fair value	$2,331.1	$2,134.0
Short-term investments, at cost which approximates fair value	134.1	115.8
Total investments	2,465.1	2,249.8

Cash and cash equivalents	4.8	6.2
Accrued investment income	24.2	22.7
Deferred acquisition costs	217.0	193.4
Prepaid reinsurance premiums	7.5	12.5
Reinsurance recoverable on ceded losses	10.9	12.4
Premiums receivable	41.6	33.0
Goodwill	85.4	85.4
Unrealized gains on derivative financial instruments	52.6	53.0
Current income taxes receivable	—	3.0
Other assets	26.2	24.9
Total assets	$2,935.3	$2,696.3

Liabilities and shareholders’ equity
Liabilities
Unearned premium reserves	$644.5	$537.1
Reserves for losses and loss adjustment expenses	120.6	128.4
Profit commissions payable	36.0	53.0
Reinsurance balances payable	7.2	3.7
Current income taxes payable	7.2	—
Deferred income taxes	39.9	26.6
Funds held by Company under reinsurance contracts	21.4	19.2
Unrealized losses on derivative financial instruments	6.7	12.7
Senior Notes	197.4	197.3
Series A Enhanced Junior Subordinated Debentures	149.7	—
Liability for tax basis step-up adjustment	15.0	20.1
Other liabilities	39.0	36.6
Total liabilities	1,284.6	1,034.8

Shareholders’ equity
Common stock	0.7	0.7
Additional paid-in capital	711.3	882.0
Unearned stock grant compensation	—	(14.8)
Retained earnings	896.9	747.7
Accumulated other comprehensive income	41.9	45.8
Total shareholders’ equity	1,650.8	1,661.5

Total liabilities and shareholders’ equity	$2,935.3	$2,696.3

Assured Guaranty Ltd.
Segment Consolidation (1 of 2)
(dollars in millions)

	Quarter Ended December 31, 2006
	Financial Guaranty Direct	Financial Guaranty Reinsurance(1)	Mortgage Guaranty	Total Financial Guaranty	Other	Total
Present value of financial guaranty gross written premiums (PVP):(a)
U.S. public finance	$13.0	$30.4	$—	$43.4		$43.4
U.S. structured finance	32.5	4.5	—	36.9		36.9
International	25.3	10.4	—	35.7		35.7
Total PVP	$70.8	$45.2	$—	$116.0		$116.0

Income statement:
Gross written premiums	$48.7	$33.7	$2.7	$85.1	$0.1	$85.2
Net written premiums	48.0	33.7	2.7	84.5	—	84.5

Net earned premiums	26.0	22.6	9.9	58.5	—	58.5

Loss and loss adjustment expenses	2.6	2.8	(5.0)	0.5	(1.2)	(0.7)
Profit commission expense	—	0.6	4.3	4.9	—	4.9
Acquisition costs	2.2	7.9	1.3	11.5	—	11.5
Operating expenses	14.7	3.8	0.3	18.8	—	18.8
Total underwriting expenses	$19.5	$15.2	$0.9	$35.7	$(1.2)	$34.5

Underwriting gain	$6.5	$7.4	$8.9	$22.8	$1.2	$24.0

Loss and loss adjustment expense ratio	10.0%	12.6%	(50.7)%	0.8%		(1.3)%
Expense ratio	65.1%	54.7%	60.2%	60.2%		60.2%
Combined ratio	75.1%	67.3%	9.5%	61.0%		58.9%

	Quarter Ended December 31, 2005
	Financial Guaranty Direct	Financial Guaranty Reinsurance(1)	Mortgage Guaranty	Total Financial Guaranty	Other	Total
PVP:
U.S. public finance	$7.0	$23.1	$—	$30.2		$30.2
U.S. structured finance	20.5	8.7	—	29.2		29.2
International	18.4	6.1	—	24.5		24.5
Total PVP	$46.0	$37.9	$—	$83.9		$83.9

Income statement:
Gross written premiums	$26.6	$28.5	$2.7	$57.6	$0.4	$58.0
Net written premiums	26.3	28.5	2.7	57.5	—	57.5

Net earned premiums	19.8	23.5	4.6	47.8	—	47.8

Loss and loss adjustment expenses	(1.7)	5.6	(4.2)	(0.2)	—	(0.2)
Profit commission expense	—	1.4	5.1	6.5	—	6.5
Acquisition costs	1.6	8.3	0.4	10.4	—	10.4
Operating expenses	11.5	3.4	0.3	15.1	—	15.1
Total underwriting expenses	$11.4	$18.7	$1.7	$31.8	$—	$31.8

Underwriting gain	$8.4	$4.8	$2.9	$16.0	$—	$16.0

Loss and loss adjustment expense ratio	(8.6)%	23.9%	(92.1)%	(0.4)%		(0.4)%
Expense ratio	66.3%	55.8%	129.1%	67.0%		67.0%
Combined ratio	57.7%	79.7%	37.0%	66.6%		66.6%

(1)             Due to the timing of receiving reports prepared by our ceding companies, present value of financial guaranty gross written premiums (PVP) for installment premiums, par written and par outstanding on treaty business in our Financial Guaranty Reinsurance segment are reported on a one-quarter lag.  PVP for installment premiums, par written and par outstanding on facultative business in our Financial Guaranty Reinsurance segment are reported on a current quarter basis effective Q1 2006; 2005 and prior amounts were reported on a one-quarter lag.

Note: Please refer to endnotes for explanation of non-GAAP financial measures [PVP (a), operating income and operating ROE (b), and adjusted book value (c)].

Assured Guaranty Ltd.

Segment Consolidation (2 of 2)

(dollars in millions)

	Year Ended December 31, 2006
	Financial	Financial		Total
	Guaranty	Guaranty	Mortgage	Financial
	Direct	Reinsurance(1)	Guaranty	Guaranty	Other	Total
Present value of financial guaranty gross written premiums (PVP): (a)
U.S. public finance	$35.7	$80.0	$—	$115.7		$115.7
U.S. structured finance	146.8	13.5	—	160.3		160.3
International	119.7	57.9	—	177.7		177.7
Total PVP	$302.2	$151.5	$—	$453.6		$453.6

Income statement:
Gross written premiums	$189.2	$123.9	$8.4	$321.6	$4.1	$325.7
Net written premiums	187.0	123.2	8.4	318.7	—	318.7

Net earned premiums	89.7	94.4	22.7	206.7	—	206.7

Loss and loss adjustment expenses	(2.0)	13.1	(4.4)	6.7	(13.5)	(6.8)
Profit commission expense	—	2.7	6.8	9.5	—	9.5
Acquisition costs	8.5	34.1	2.3	45.0	—	45.0
Operating expenses	52.3	14.5	1.3	68.0	—	68.0
Total underwriting expenses	$58.9	$64.4	$6.0	$129.1	$(13.5)	$115.6

Underwriting gain	$30.8	$30.0	$16.7	$77.5	$13.5	$91.0

Loss and loss adjustment expense ratio	(2.2)%	13.9%	(19.4)%	3.2%		(3.3)%
Expense ratio	67.8%	54.3%	45.7%	59.2%		59.2%
Combined ratio	65.6%	68.2%	26.3%	62.4%		55.9%

	Year Ended December 31, 2005
	Financial	Financial		Total
	Guaranty	Guaranty	Mortgage	Financial
	Direct	Reinsurance(1)	Guaranty	Guaranty	Other	Total
PVP:
U.S. public finance	$20.0	$74.0	$—	$94.0		$94.0
U.S. structured finance	92.9	18.9	—	111.8		111.8
International	32.6	34.9	13.1	80.5		80.5
Total PVP	$145.5	$127.8	$13.1	$286.3		$286.3

Income statement:
Gross written premiums	$96.2	$98.0	$25.7	$219.9	$32.2	$252.1
Net written premiums	93.9	97.8	25.7	217.3	—	217.3

Net earned premiums	74.5	105.6	18.6	198.7	—	198.7

Loss and loss adjustment expenses	(2.2)	(61.3)	(3.7)	(67.2)	(2.4)	(69.6)
Profit commission expense	—	4.8	8.0	12.9	—	12.9
Acquisition costs	6.3	36.9	2.0	45.3	—	45.3
Operating expenses	44.3	13.8	1.2	59.0	—	59.0
Total underwriting expenses	$48.4	$(5.9)	$7.5	$49.9	$(2.4)	$47.5

Underwriting gain	$26.1	$111.4	$11.1	$148.7	$2.4	$151.1

Loss and loss adjustment expense ratio	(2.9)%	(58.1)%	(19.9)%	(33.8)%		(35.0)%
Expense ratio	67.8%	52.5%	60.3%	58.9%		58.9%
Combined ratio	64.9%	(5.6)%	40.4%	25.1%		23.9%

(1)             Due to the timing of receiving reports prepared by our ceding companies, present value of financial guaranty gross written premiums (PVP) for installment premiums, par written and par outstanding on treaty business in our Financial Guaranty Reinsurance segment are reported on a one-quarter lag.  PVP for installment premiums, par written and par outstanding on facultative business in our Financial Guaranty Reinsurance segment are reported on a current quarter basis effective Q1 2006; 2005 and prior amounts were reported on a one-quarter lag.

Note: Please refer to endnotes for explanation of non-GAAP financial measures [PVP (a), operating income and operating ROE (b), and adjusted book value (c)].

Assured Guaranty Ltd.

Financial Guaranty Direct Segment (1 of 2)

(dollars in millions)

									Full Year	Full Year
	1Q-05	2Q-05	3Q-05	4Q-05	1Q-06	2Q-06	3Q-06	4Q-06	2005	2006
Present value of gross written premiums (PVP) (a)	$37.5	$22.7	$39.4	$46.0	$41.6	$98.8	$90.9	$70.8	$145.5	$302.2
Less: Present value of installment premiums (a)	35.8	17.6	33.0	38.7	33.2	53.1	69.4	48.6	125.1	204.3
Upfront gross written premiums (GWP)	1.7	5.1	6.3	7.3	8.5	45.7	21.5	22.2	20.3	97.9
Plus: Installment GWP	22.1	15.8	18.6	19.3	21.8	22.7	20.4	26.5	75.8	91.3
Financial guaranty direct GWP	$23.8	$20.9	$24.9	$26.6	$30.2	$68.4	$41.9	$48.7	$96.2	$189.2

Income statement:
Gross written premiums	$23.8	$20.9	$24.9	$26.6	$30.2	$68.4	$41.9	$48.7	$96.2	$189.2
Net written premiums	23.1	20.4	24.2	26.3	29.7	67.8	41.5	48.0	93.9	187.0

Net earned premiums:
Public finance	0.2	0.5	0.3	1.2	1.3	1.5	2.0	2.0	2.2	6.7
Structured finance	20.2	15.5	18.0	18.6	19.4	19.8	19.8	24.0	72.3	83.0
Total net earned premiums	20.4	16.0	18.3	19.8	20.7	21.2	21.8	26.0	74.5	89.7

Loss and loss adjustment expenses:
Case	—	4.4	—	0.4	(2.0)	(0.4)	(0.3)	0.9	4.8	(1.8)
Portfolio	(1.5)	0.6	(4.0)	(2.1)	0.2	(2.1)	—	1.7	(7.0)	(0.2)
Total loss and loss adjustment expenses	(1.5)	5.0	(4.0)	(1.7)	(1.8)	(2.5)	(0.3)	2.6	(2.2)	(2.0)
Profit commission expense	—	—	—	—	—	—	—	—	—	—
Acquisition costs	1.5	1.6	1.6	1.6	1.8	2.3	2.1	2.2	6.3	8.5
Operating expenses (1)	11.4	9.5	11.9	11.5	13.4	12.0	12.2	14.7	44.3	52.3
Total expenses	$11.4	$16.1	$9.5	$11.4	$13.5	$11.8	$14.0	$19.5	$48.4	$58.9

Underwriting gain (loss)	$9.0	$(0.1)	$8.8	$8.4	$7.2	$9.4	$7.7	$6.5	$26.1	$30.8

Loss and loss adjustment expense ratio	(7.1)%	31.3%	(21.9)%	(8.6)%	(8.7)%	(11.7)%	(1.3)%	10.0%	(2.9)%	(2.2)%
Expense ratio	63.2%	69.1%	73.7%	66.3%	73.8%	67.4%	65.7%	65.1%	67.8%	67.8%
Combined ratio	56.1%	100.4%	51.8%	57.7%	65.1%	55.7%	64.4%	75.1%	64.9%	65.6%

(1)  During 2006 the Company implemented a new operating expense methodology to more closely apply expenses to the individual operating segments. This new methodology was based on a comprehensive study and is based on departmental time estimates and headcount. 2005 amounts have been restated to show this new methodology on a comparative basis.

Note: Please refer to endnotes for explanation of non-GAAP financial measures [PVP (a), operating income and operating ROE (b), adjusted book value (c), and net present value of estimated future installment premiums in force (d)].

Assured Guaranty Ltd.
Financial Guaranty Direct Segment (2 of 2)
(dollars in millions)

	1Q-05	2Q-05	3Q-05	4Q-05	1Q-06	2Q-06	3Q-06	4Q-06	Full Year 2005	Full Year 2006
PVP(a):
U.S. public finance	$1.6	$5.1	$6.3	$7.0	$8.5	$6.0	$8.2	$13.0	$20.0	$35.7
U.S. structured finance	31.0	16.1	25.3	20.5	27.6	41.0	45.7	32.5	92.9	146.8
International	4.9	1.5	7.7	18.4	5.6	51.8	36.9	25.3	32.6	119.7
Total	$37.5	$22.7	$39.4	$46.0	$41.6	$98.8	$90.9	$70.8	$145.5	302.2

Gross par written:
U.S. public finance	$77	$262	$224	$383	$283	$326	$423	$628	$947	$1,660
U.S. structured finance	1,173	2,159	4,635	4,966	4,446	10,943	4,968	6,486	12,933	26,843
International	265	102	353	2,569	648	2,210	5,375	5,007	3,288	13,240
Total	$1,515	$2,524	$5,212	$7,918	$5,377	$13,479	$10,766	$12,121	$17,169	$41,743

Net par outstanding:
U.S. public finance	$2,238	$2,421	$2,641	$3,022	$3,250	$2,471	$2,878	$3,499	$3,022	$3,499
U.S. structured finance	24,589	23,873	26,781	28,917	31,559	38,847	39,191	44,467	28,917	44,467
International	3,763	3,725	3,975	6,400	7,215	9,806	14,865	19,868	6,400	19,868
Total	$30,590	$30,019	$33,397	$38,338	$42,024	$51,124	$56,935	$67,834	$38,338	$67,834

Net present value of installment premiums in force:(d)	$238.3	$216.4	$230.4	$249.6	$265.7	$300.5	$358.4	$408.2	$249.6	$408.2
Unearned premium reserve net of ceded reinsurance	23.0	27.0	33.2	39.6	48.6	95.2	114.9	136.8	39.6	136.8

Note: Please refer to endnotes for explanation of non-GAAP financial measures [PVP (a), operating income and operating ROE (b), adjusted book value (c), and net present value of estimated future installment premiums in force (d)].

Assured Guaranty Ltd.

Financial Guaranty Reinsurance Segment(1) (1 of 2)

(dollars in millions)

	1Q-05	2Q-05	3Q-05	4Q-05	1Q-06	2Q-06	3Q-06	4Q-06	Full Year 2005	Full Year 2006
Present value of gross written premiums (PVP) (a)	$32.1	$35.2	$22.5	$37.9	$20.1	$49.6	$36.5	$45.2	$127.8	$151.5
Less: Present value of installment premiums (a)	12.1	20.7	7.2	18.5	11.0	17.7	16.8	20.8	58.5	66.3
Upfront gross written premiums (GWP)	20.0	14.6	15.3	19.4	9.1	31.9	19.8	24.4	69.2	85.2
Less: Upfront premium due to novations (2)	—	18.4	—	—	—	—	—	—	18.4	—
Plus: Installment GWP	14.0	12.0	12.0	9.1	9.7	9.8	9.9	9.3	47.2	38.7
Financial guaranty reinsurance GWP	$34.0	$8.2	$27.3	$28.5	$18.8	$41.7	$29.7	$33.7	$98.0	$123.9
Income statement:
Gross written premiums:
Treaty	$22.4	$4.3	$21.0	$24.6	$12.0	$29.1	$22.4	$19.0	$72.3	$82.4
Facultative	11.6	3.9	6.3	3.9	6.8	12.6	7.3	14.7	25.7	41.5
Total gross written premiums	$34.0	$8.2	$27.3	$28.5	$18.8	$41.7	$29.7	$33.7	$98.0	$123.9
Net written premiums	34.0	8.0	27.3	28.5	18.5	41.3	29.7	33.7	97.8	123.2
Net earned premiums:
Scheduled net earned premiums	21.6	23.6	27.2	21.3	19.7	21.4	21.3	20.8	93.5	83.2
Net earned premiums from refundings	1.4	3.6	4.8	2.2	3.6	1.7	4.1	1.8	12.1	11.2
Total net earned premiums	23.0	27.2	32.0	23.5	23.3	23.1	25.4	22.6	105.6	94.4
Loss and loss adjustment expenses:
Case	(7.5)	(60.4)	(0.2)	4.0	2.3	1.8	(1.2)	2.4	(64.1)	5.4
Portfolio	0.4	(3.7)	4.5	1.6	0.5	3.9	3.0	0.4	2.8	7.8
Total loss and loss adjustment expenses	(7.1)	(64.1)	4.3	5.6	2.8	5.7	1.8	2.8	(61.3)	13.1
Profit commission expense	—	2.3	1.1	1.4	0.4	1.0	0.7	0.6	4.8	2.7
Acquisition costs	8.1	9.5	11.0	8.3	8.7	8.5	8.9	7.9	36.9	34.1
Operating expenses (3)	2.8	4.7	2.9	3.4	3.4	3.4	3.9	3.8	13.8	14.5
Total expenses	$3.8	$(47.6)	$19.2	$18.7	$15.3	$18.5	$15.3	$15.2	$(5.9)	$64.4
Underwriting gain	$19.2	$74.8	$12.8	$4.8	$8.0	$4.6	$10.1	$7.4	$111.4	$30.0
Loss and loss adjustment expense ratio	(30.9)%	(235.7)%	13.3%	23.9%	12.0%	24.6%	7.1%	12.6%	(58.1)%	13.9%
Expense ratio	47.4%	60.7%	46.8%	55.8%	53.6%	55.4%	53.3%	54.7%	52.5%	54.3%
Combined ratio	16.5%	(175.0)%	60.1%	79.7%	65.6%	80.0%	60.4%	67.3%	(5.6)%	68.2%

(1)             Due to the timing of receiving reports prepared by our ceding companies, present value of financial guaranty gross written premiums (PVP) for installment premiums, par written and par outstanding on treaty business in our Financial Guaranty Reinsurance segment are reported on a one-quarter lag.  PVP for installment premiums, par written and par outstanding on facultative business in our Financial Guaranty Reinsurance segment are reported on a current quarter basis effective Q1 2006; 2005 and prior amounts were reported on a one-quarter lag.

(2)             Relates to reassumption by FSA of approximately $820 million par value of healthcare related business.

(3)             During 2006 the Company implemented a new operating expense methodology to more closely apply expenses to the individual operating segments. This new methodology was based on a comprehensive study and is based on departmental time estimates and headcount. 2005 amounts have been restated to show this new methodology on a comparative basis.

Note: Please refer to endnotes for explanation of non-GAAP financial measures [PVP (a), operating income and operating ROE (b), and adjusted book value (c)].

Assured Guaranty Ltd.

Financial Guaranty Reinsurance Segment (1)(2 of 2)

(dollars in millions)

									Full Year	Full Year
	1Q-05	2Q-05	3Q-05	4Q-05	1Q-06	2Q-06	3Q-06	4Q-06	2005	2006
PVP (a):
U.S. public finance	$18.9	$15.4	$16.5	$23.1	$8.5	$29.7	$11.4	$30.4	$74.0	80.0
U.S. structured finance	3.1	4.9	2.3	8.7	3.4	2.0	3.8	4.5	18.9	13.5
International	10.1	15.0	3.7	6.1	8.3	17.9	21.4	10.4	34.9	57.9
Total	$32.1	$35.2	$22.5	$37.9	$20.1	$49.6	$36.5	$45.2	$127.8	$151.5

Gross par written:
U.S. public finance	$1,965	$265	$1,155	$1,710	$1,631	$718	$1,475	$1,367	$5,095	$5,192
U.S. structured finance	1,718	308	309	616	444	311	453	127	2,951	1,335
International	241	418	186	260	677	775	800	371	1,106	2,622
Total	$3,924	$991	$1,650	$2,586	$2,752	$1,804	$2,727	$1,865	$9,151	$9,149

Net par outstanding:
U.S. public finance	$49,318	$47,878	$47,696	$47,748	$48,309	$48,316	$48,335	$48,836	$47,748	$48,836
U.S. structured finance	10,404	10,325	9,686	9,661	9,387	8,314	8,046	7,116	9,661	7,116
International	6,082	6,645	6,540	6,719	7,196	7,857	8,263	8,510	6,719	8,510
Total	$65,804	$64,848	$63,922	$64,127	$64,893	$64,487	$64,644	$64,462	$64,127	$64,462

Net present value of installment premiums in force (d)	$142.9	$152.3	$147.4	$156.1	$153.8	$158.9	$164.5	$164.9	$156.1	$164.9
Unearned premium reserve net of ceded reinsurance	454.8	435.6	430.9	436.0	431.2	449.4	453.8	464.8	436.0	464.8

(1)  Due to the timing of receiving reports prepared by our ceding companies, present value of financial guaranty gross written premiums (PVP) for installment premiums, par written and par outstanding on treaty business in our Financial Guaranty Reinsurance segment are reported on a one-quarter lag.  PVP for installment premiums, par written and par outstanding on facultative business in our Financial Guaranty Reinsurance segment are reported on a current quarter basis effective Q1 2006; 2005 and prior amounts were reported on a one-quarter lag.

Note: Please refer to endnotes for explanation of non-GAAP financial measures [PVP (a), operating income and operating ROE (b), adjusted book value (c), and net present value of estimated future installment premiums in force (d)].

Assured Guaranty Ltd.
Mortgage Guaranty Segment
(dollars in millions)

	1Q-05	2Q-05	3Q-05	4Q-05	1Q-06	2Q-06	3Q-06	4Q-06	Full Year 2005	Full Year 2006
Present value of gross written premiums (PVP) (a)	$13.1	$—	$—	$—	$—	$—	$—	$—	$13.1	$—
Less: Present value of installment premiums (a)	—	—	—	—	—	—	—	—	—	—
Upfront gross written premiums (GWP)	13.1	—	—	—	—	—	—	—	13.1	—
Plus: Installment GWP	6.3	1.9	1.7	2.7	2.6	1.2	1.9	2.7	12.7	8.4
Mortgage guaranty GWP	$19.4	$1.9	$1.7	$2.7	$2.6	$1.2	$1.9	$2.7	$25.7	$8.4

Income statement:
Gross written premiums	$19.4	$1.9	$1.7	$2.7	$2.6	$1.2	$1.9	$2.7	$25.7	$8.4
Net written premiums	19.4	1.9	1.7	2.7	2.6	1.2	1.9	2.7	25.7	8.4

Net earned premiums	4.6	5.1	4.3	4.6	4.2	3.7	4.9	9.9	18.6	22.7

Loss and loss adjustment expenses:
Case	0.1	(0.1)	0.2	(0.2)	—	0.1	0.1	(0.1)	—	0.1
Portfolio and IBNR	0.1	0.1	0.1	(4.0)	(0.2)	0.3	0.3	(4.9)	(3.7)	(4.5)
Total loss and loss adjustment expenses	0.2	—	0.3	(4.2)	(0.2)	0.4	0.4	(5.0)	(3.7)	(4.4)
Profit commission expense	1.0	1.0	0.9	5.1	0.9	0.7	0.9	4.3	8.0	6.8
Acquisition costs	0.5	0.6	0.4	0.4	0.3	0.3	0.3	1.3	2.0	2.3
Operating expenses(1)	0.3	0.3	0.3	0.3	0.3	0.3	0.4	0.3	1.2	1.3
Total expenses	$2.0	$1.9	$1.9	$1.7	$1.3	$1.7	$2.0	$0.9	$7.5	$6.0

Underwriting gain	$2.6	$3.2	$2.4	$2.9	$2.8	$2.0	$2.9	$8.9	$11.1	$16.7

Loss and loss adjustment expense ratio	4.3%	—	6.9%	(92.1)%	(3.7)%	9.4%	8.2%	(50.7)%	(19.9)%	(19.4)%
Expense ratio	39.1%	37.5%	37.5%	129.1%	36.1%	36.4%	31.9%	60.2%	60.3%	45.7%
Combined ratio	43.4%	37.5%	44.4%	37.0%	32.4%	45.8%	40.1%	9.5%	40.4%	26.3%

Risk in force	$2,582	$2,547	$2,389	$2,332	$1,970	$1,960	$2,003	$1,822	$2,332	$1,822
Risk written	419	—	—	—	—	—	—	—	419	—
Unearned premium reserve net of ceded reinsurance	57.5	54.2	51.5	49.7	48.1	45.6	42.6	35.4	49.7	35.4

(1)  During 2006 the Company implemented a new operating expense methodology to more closely apply expenses to the individual operating segments. This new methodology was based on a comprehensive study and is based on departmental time estimates and headcount. 2005 amounts have been restated to show this new methodology on a comparative basis.

Note: Please refer to endnotes for explanation of non-GAAP financial measures [PVP (a), operating income and operating ROE (b), and adjusted book value (c)].

Assured Guaranty Ltd.

Other Segment

(dollars in millions)

	1Q-05	2Q-05	3Q-05	4Q-05	1Q-06	2Q-06	3Q-06	4Q-06	Full Year 2005	Full Year 2006
Income statement:
Gross written premiums	$0.9	$9.5	$21.6	$0.4	$3.8	$0.1	$0.1	$0.1	$32.2	$4.1
Net written premiums	—	—	—	—	—	—	—	—	—	—

Net earned premiums	—	—	—	—	—	—	—	—	—	—

Loss and loss adjustment expenses	(1.1)	—	(1.3)	—	(1.2)	(10.1)	(1.0)	(1.2)	(2.4)	(13.5)
Profit commission expense	—	—	—	—	—	—	—	—	—	—
Acquisition costs	—	—	—	—	—	—	—	—	—	—
Operating expenses	—	—	—	—	—	—	—	—	—	—
Total expenses	$(1.1)	$—	$(1.3)	$—	$(1.2)	$(10.1)	$(1.0)	$(1.2)	$(2.4)	$(13.5)

Underwriting gain	$1.1	$—	$1.3	$—	$1.2	$10.1	$1.0	$1.2	$2.4	$13.5

Loss and loss adjustment expense ratio	—	—	—	—	—	—	—	—	—	—
Expense ratio	—	—	—	—	—	—	—	—	—	—
Combined ratio	—	—	—	—	—	—	—	—	—	—

Net earned premiums:
Equity layer credit protection	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Trade credit reinsurance	—	—	—	—	—	—	—	—	—	—
Title reinsurance	—	—	—	—	—	—	—	—	—	—
Auto residual value reinsurance	—	—	—	—	—	—	—	—	—	—
Total net earned premiums	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

Underwriting gain:
Equity layer credit protection	$1.1	$—	$1.3	$—	$1.2	$10.1	$1.0	$1.2	$2.4	$13.5
Trade credit reinsurance	—	—	—	—	—	—	—	—	—	—
Title reinsurance	—	—	—	—	—	—	—	—	—	—
Auto residual value reinsurance	—	—	—	—	—	—	—	—	—	—
Total underwriting gain	$1.1	$—	$1.3	$—	$1.2	$10.1	$1.0	$1.2	$2.4	$13.5

Assured Guaranty Ltd.

Loss and LAE Reserves by Segment/Type and Analysis of Net Claims Paid

(dollars in millions)

	As of December 31, 2006
Reserves by segment and type:	Financial Guaranty Direct	Financial Guaranty Reinsurance	Mortgage Guaranty	Total Financial Guaranty	Other	Total
Case	$1.0	$36.1	$0.1	$37.2	$6.8	$44.0
IBNR	—	—	—	—	7.4	7.4
Portfolio reserves associated with fundamentally sound credits	6.1	29.1	2.2	37.4	—	37.4
Portfolio reserves associated with CMC credits	2.2	29.6	—	31.8	—	31.8
Total	$9.3	$94.8	$2.3	$106.4	$14.2	$120.6

	As of December 31, 2005
Reserves by segment and type:	Financial Guaranty Direct	Financial Guaranty Reinsurance	Mortgage Guaranty	Total Financial Guaranty	Other	Total
Case	$4.5	$40.7	$0.3	$45.5	$7.6	$53.1
IBNR	—	—	4.1	4.1	7.5	11.6
Portfolio reserves associated with fundamentally sound credits	8.0	26.8	2.6	37.3	—	37.3
Portfolio reserves associated with CMC credits	0.6	25.7	—	26.4	—	26.4
Total	$13.1	$93.2	$7.0	$113.3	$15.1	$128.4

Analysis of net claims paid

	2006	2005
Net claims paid by segment:
Financial Guaranty Direct	$1.7	$4.7
Financial Guaranty Reinsurance	11.7	(66.6)
Mortgage Guaranty	0.3	0.5
Total Financial Guaranty	$13.7	$(61.4)

Net earned premiums by segment:
Financial Guaranty Direct	$89.7	$74.5
Financial Guaranty Reinsurance	94.4	105.6
Mortgage Guaranty	22.7	18.6
Total Financial Guaranty	$206.7	$198.7

Ratio of net claims paid by segment:
Financial Guaranty Direct	1.9%	6.3%
Financial Guaranty Reinsurance	12.4%	(63.1)%
Mortgage Guaranty	1.3%	2.7%
Total Financial Guaranty	6.6%	(30.9)%

Assured Guaranty Ltd.

Investment Portfolio

as of December 31, 2006

(dollars in millions)

	Amortized Cost	Pre-Tax Book Yield	After-Tax Book Yield	Fair Value	Annualized Investment Income
Fixed maturity securities available for sale:
U.S. Treasury securities and obligations of U.S. government agencies	$100.6	5.0%	4.1%	$102.9	$5.0
Agency obligations	155.9	5.4%	5.0%	159.2	8.4
Foreign government securities	45.1	4.8%	3.2%	44.8	2.2
Obligations of states and political subdivisions	383.4	4.6%	4.4%	397.2	17.6
Insured obligations of state and political subdivisions	491.3	5.0%	4.7%	520.2	24.6
Corporate securities	134.8	5.7%	4.8%	138.1	7.7
Mortgage-backed securities:
Pass-thrus	655.8	5.3%	4.5%	651.3	34.8
PACs	76.7	4.8%	4.5%	75.3	3.7
Asset-backed securities	242.8	5.0%	4.6%	242.1	12.1
Total fixed maturity securities available for sale	2,286.4	5.1%	4.5%	2,331.1	116.1
Short-term investments	134.1	5.1%	3.7%	134.1	6.8
Total investments	$2,420.4	5.1%	4.5%	$2,465.1	$122.9

Ratings distribution:(1)	Fair Value	%
Treasury and U.S. government obligations	$102.9	4.4%
Agency obligations	159.2	6.8%
AAA/Aaa	1,646.4	70.6%
AA/Aa	313.6	13.5%
A/A	109.0	4.7%
BBB/Baa	—	—
Total	$2,331.1	100.0%

Duration of investment portfolio (in years):		3.9

(1)             Ratings are represented by the lower of the Moody’s Investor Services and Standard & Poor’s classifications.

Assured Guaranty Ltd.

Net Exposure Amortization(1)

(dollars in millions)

	Estimated Net Debt Service Amortization	Ending Net Debt Service Outstanding
Financial Guaranty Direct
2006 (4th Qtr.)		$71,812
2007	$6,202	65,610
2008	5,448	60,162
2009	2,717	57,445
2010	7,080	50,365
2011	5,565	44,800

2007-2011	27,012	44,800
2012-2016	30,900	13,900
2017-2021	4,923	8,977
2022-2026	2,061	6,916
After 2026	6,916	—
Total	$71,812

Financial Guaranty Reinsurance
2006 (4th Qtr.)		$108,362
2007	$6,115	102,247
2008	5,509	96,738
2009	5,774	90,964
2010	5,266	85,698
2011	5,037	80,661

2007-2011	27,701	80,661
2012-2016	23,162	57,499
2017-2021	20,062	37,437
2022-2026	15,875	21,562
After 2026	21,562	—
Total	$108,362

Total Financial Guaranty
2006 (4th Qtr.)		$180,174
2007	$12,317	167,857
2008	10,957	156,900
2009	8,491	148,409
2010	12,346	136,063
2011	10,602	125,461

2007-2011	54,713	125,461
2012-2016	54,062	71,399
2017-2021	24,985	46,414
2022-2026	17,936	28,478
After 2026	28,478	—
Total	$180,174

(1)             Represents amortization of existing guaranteed portfolio (principal and interest), assuming no advance refundings, as of December 31, 2006. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay guaranteed obligations.

Assured Guaranty Ltd.

Net Unearned Premium Amortization and Estimated Future Installment Premiums

(dollars in millions)

	Net Unearned Premiums (1)	Net Unearned Premium Amortization	Estimated Future Installments	Total Premium Earnings

Financial Guaranty Direct
2006 (4th Qtr.)	$136.8
2007	117.1	$19.7	$79.3	$99.0
2008	111.1	6.0	72.3	78.3
2009	105.4	5.7	65.4	71.1
2010	100.0	5.4	58.2	63.6
2011	94.9	5.1	53.5	58.6

2007-2011	94.9	41.9	328.7	370.6
2012-2016	72.4	22.5	148.8	171.3
2017-2021	54.5	17.9	31.7	49.6
2022-2026	40.0	14.5	12.4	26.9
After 2026	—	40.0	16.8	56.8
Total		$136.8	$538.4	$675.2

Financial Guaranty Reinsurance
2006 (4th Qtr.)	$464.8
2007	423.0	$41.8	$29.5	$71.3
2008	388.8	34.2	27.2	61.4
2009	356.4	32.4	26.2	58.6
2010	325.9	30.5	25.3	55.8
2011	297.1	28.8	23.9	52.7

2007-2011	297.1	167.7	132.1	299.8
2012-2016	180.5	116.6	93.1	209.7
2017-2021	103.8	76.7	63.7	140.4
2022-2026	54.1	49.7	48.6	98.3
After 2026	—	54.1	62.9	117.0
Total		$464.8	$400.4	$865.2

Total Financial Guaranty
2006 (4th Qtr.)	$601.6
2007	540.1	$61.5	$108.8	$170.3
2008	499.9	40.2	99.5	139.7
2009	461.8	38.1	91.6	129.7
2010	425.9	35.9	83.5	119.4
2011	392.0	33.9	77.4	111.3

2007-2011	392.0	209.6	460.8	670.4
2012-2016	252.9	139.1	241.9	381.0
2017-2021	158.3	94.6	95.4	190.0
2022-2026	94.1	64.2	61.0	125.2
After 2026	—	94.1	79.7	173.8
Total		$601.6	$938.8	$1,540.4

(1)             Unearned premium amounts are U.S. GAAP based and net of prepaid reinsurance premiums.

Assured Guaranty Ltd.

Financial Guaranty Profile (1 of 6)

As of December 31, 2006

(dollars in millions)

Net Par Outstanding and Average Rating by Asset Type

	Financial Guaranty Direct		Financial Guaranty Reinsurance		Consolidated
Sector	Net Par Outstanding	Avg. Rating (7)	Net Par Outstanding	Avg. Rating (7)	Net Par Outstanding	Avg. Rating (7)
U.S. public finance
General obligation	$959	A+	$11,741	A+	$12,700	A+
Tax backed	873	A-	10,939	A+	11,812	A+
Municipal utilities	120	BBB+	9,553	A+	9,673	A+
Healthcare	1,099	A-	5,481	A	6,580	A
Transportation	42	AAA	6,260	A	6,302	A
Investor-owned utilities	38	AAA	1,542	BBB+	1,580	BBB+
Higher education	356	BBB	926	A+	1,282	A
Housing	—	—	1,083	AA-	1,083	AA-
Structured municipal (1)	—	—	578	AAA	578	AAA
Other public finance (2)	12	BBB	733	A	745	A
Total U.S. public finance	$3,499	A-	$48,836	A+	$52,336	A+

U.S. structured finance
CDOs (3)	$25,317	AAA	$1,508	AA+	$26,825	AAA
Commercial receivables (4)	6,049	AAA	1,830	BBB+	7,879	AA
Subprime mortgage-backed and home equity	5,948	AAA	594	A	6,542	AA+
Prime mortgage-backed and home equity	3,357	A	1,492	BBB+	4,849	A
Consumer receivables (5)	1,865	AA+	798	BBB	2,663	AA-
Other structured finance (6)	1,931	AA+	894	AA-	2,825	AA
Total U.S. structured finance	$44,467	AA+	$7,116	A	$51,583	AA+

International
Other structured finance	$8,071	AA	$1,827	A	$9,898	AA-
Infrastructure	5,516	AAA	2,740	BBB	8,256	AA-
Public finance	3,107	A+	2,875	BBB+	5,982	A
CDOs (3)	3,174	AAA	1,068	AAA	4,242	AAA
Total international	$19,868	AA	$8,510	A-	$28,378	AA-

Total exposures	$67,834	AA+	$64,462	A	$132,296	AA-

Mortgage guaranty risk in force					$1,822	N/A

(1)  Structured municipal: includes excess of loss reinsurance on portfolios of municipal credits where the Company attached in excess of the AAA rating level.

(2)  Other public finance: primarily includes student loans and government-sponsored project finance.

(3)  Collateralized debt obligations (CDOs) are structured financings backed by a pool of debt obligations. These financings are typically structured in multiple tranches (layers) from equity (first loss) through super senior (high excess). Losses on defaulted pool assets are allocated successively first to the equity tranche then to higher rated tranches.

(4)  Commercial receivables: principally includes equipment leases and commercial mortgage-backed securities.

(5)  Consumer receivables: principally includes auto loan receivables and credit card receivables.

(6)  Other structured finance: predominantly trade receivable securitization, secured structured lending, and future flow transactions.

(7)  Assured Guaranty internal rating. Our scale is comparable to that of the nationally recognized rating agencies.

Assured Guaranty Ltd.

Financial Guaranty Profile (2 of 6)

(dollars in millions)

Gross Par Written by Asset Type

	Financial Guaranty Direct		Financial Guaranty Reinsurance		Consolidated
Sector	4Q-06	2006	4Q-06	2006	4Q-06	2006
U.S. public finance
Tax backed	$151	$452	$405	$1,488	$556	$1,940
General obligation	78	262	459	1,677	537	1,939
Healthcare	399	780	31	597	430	1,377
Municipal utilities	—	27	121	722	121	749
Transportation	—	—	290	363	290	363
Investor-owned utilities	—	—	50	220	50	220
Higher education	—	139	11	68	11	207
Housing	—	—	—	29	—	29
Structured municipal (1)	—	—	—	—	—	—
Other public finance (2)	—	—	—	28	—	28
Total U.S. public finance	$628	$1,660	$1,367	$5,192	$1,995	$6,852

U.S. structured finance
CDOs (3)	$2,024	$13,582	$44	$272	$2,068	$13,854
Subprime mortgage—backed and home equity	1,100	4,600	10	25	1,110	4,625
Commercial receivables (4)	1,311	4,314	(7)	246	1,304	4,560
Consumer receivables (5)	63	1,487	12	179	75	1,666
Prime mortgage—backed and home equity	802	1,123	34	496	836	1,619
Other structured finance (6)	1,186	1,737	34	117	1,220	1,854
Total U.S. structured finance	$6,486	$26,843	$127	$1,335	$6,613	$28,178

International
Infrastructure	$2,874	$4,448	$6	$957	$2,880	$5,405
Other structured finance	1,489	4,450	(1)	187	1,488	4,637
Public finance	389	2,129	303	1,058	692	3,187
CDOs (3)	255	2,213	63	420	318	2,633
Total international	$5,007	$13,240	$371	$2,622	$5,378	$15,862

Total gross par written	$12,121	$41,743	$1,865	$9,149	$13,986	$50,892

(1)             Structured municipal: includes excess of loss reinsurance on portfolios of municipal credits where the Company attached in excess of the AAA rating level.

(2)             Other public finance: primarily includes student loans and government-sponsored project finance.

(3)             Collateralized debt obligations (CDOs) are structured financings backed by a pool of debt obligations. These financings are typically structured in multiple tranches (layers) from equity (first loss) through super senior (high excess). Losses on defaulted pool assets are allocated successively first to the equity tranche then to higher rated tranches.

(4)             Commercial receivables: principally includes equipment leases and commercial mortgage-backed securities.

(5)             Consumer receivables: principally includes auto loan receivables and credit card receivables.

(6)             Other structured finance: predominantly trade receivable securitization, secured structured lending, and future flow transactions.

Assured Guaranty Ltd.

Financial Guaranty Profile (3 of 6)

(dollars in millions)

Distribution by ratings of financial guaranty portfolio

	As of December 31, 2006
	Financial Guaranty Direct		Financial Guaranty Reinsurance		Consolidated
Ratings (1)	Net Par Outstanding	%	Net Par Outstanding	%	Net Par Outstanding	%
AAA/Aaa	$52,606	77.6%	$4,448	6.9%	$57,054	43.1%
AA/Aa	4,028	5.9%	18,955	29.4%	22,983	17.4%
A/A	5,757	8.5%	27,065	42.0%	32,822	24.9%
BBB/Baa	5,351	7.9%	12,831	19.9%	18,182	13.7%
Below investment grade	92	0.1%	1,163	1.8%	1,255	0.9%
Total exposures	$67,834	100.0%	$64,462	100.0%	$132,296	100.0%

	As of December 31, 2005
	Financial Guaranty Direct		Financial Guaranty Reinsurance		Consolidated
Ratings (1)	Net Par Outstanding	%	Net Par Outstanding	%	Net Par Outstanding	%
AAA/Aaa	$29,117	75.9%	$5,375	8.4%	$34,492	33.7%
AA/Aa	2,543	6.6%	17,435	27.2%	19,978	19.5%
A/A	2,251	5.9%	28,007	43.7%	30,258	29.5%
BBB/Baa	4,391	11.5%	12,013	18.7%	16,404	16.0%
Below investment grade	36	0.1%	1,297	2.0%	1,333	1.3%
Total exposures	$38,338	100.0%	$64,127	100.0%	$102,465	100.0%

(1)             Assured Guaranty internal rating. Our scale is comparable to that of the nationally recognized rating agencies.

Assured Guaranty Ltd.

Financial Guaranty Profile (4 of 6)

(dollars in millions)

Geographic distribution of financial guaranty portfolio, as of December 31, 2006

	Net Par Outstanding	%
U.S.:
California	$7,585	5.7%
New York	5,859	4.4%
Texas	3,238	2.4%
Illinois	3,025	2.3%
Florida	2,805	2.1%
Massachusetts	2,645	2.0%
Pennsylvania	2,145	1.6%
Washington	1,988	1.5%
New Jersey	1,983	1.5%
Puerto Rico	1,737	1.3%
Other states	19,325	14.7%
Mortgage and structured (multiple states)	51,583	39.0%
Total U.S.	$103,918	78.5%

International:
United Kingdom	$18,931	14.3%
Germany	3,023	2.3%
Australia	1,106	0.8%
Turkey	651	0.5%
Ireland	423	0.3%
Other	4,244	3.3%
Total International	$28,378	21.5%

Total exposures	$132,296	100.0%

Assured Guaranty Ltd.

Financial Guaranty Profile (5 of 6)

(dollars in millions)

Distribution by ratings of CDO exposure

	December 31, 2006		December 31, 2005
Ratings (1)	Net Par Outstanding	%	Net Par Outstanding	%
AAA/Aaa	$27,385	88.1%	$19,615	85.3%
AA/Aa	3,511	11.3%	2,800	12.2%
A/A	113	0.4%	326	1.4%
BBB/Baa	19	0.1%	189	0.8%
Below investment grade	39	0.1%	63	0.3%
Total exposures	$31,067	100.0%	$22,993	100.0%

Distribution of CDOs by year of issue as of December 31, 2006

	Net Par Outstanding	%
2000 and prior	$342	1.1%
2001	671	2.2%
2002	3,521	11.3%
2003	3,660	11.8%
2004	1,561	5.0%
2005	7,572	24.4%
2006	13,740	44.2%
	$31,067	100.0%

Distribution of CDOs by underlying asset type as of December 31, 2006

Asset Type	Net Par Outstanding	%
Pooled corporate debt obligations	$28,886	93.0%
CDO of ABS	2,095	6.7%
Emerging market	86	0.3%
	$31,067	100.0%

(1)           Assured Guaranty internal rating. Our scale is comparable to that of the nationally recognized rating agencies.

Assured Guaranty Ltd.

Financial Guaranty Profile (6 of 6)

(dollars in millions)

Historical Net Par Outstanding and Average Rating by Asset Type

	As of December 31,
	2006		2005		2004
Sector	Net Par Outstanding	Avg. Rating (7)	Net Par Outstanding	Avg. Rating (7)	Net Par Outstanding	Avg Rating (7)
U.S. public finance
General obligation	$12,700	A+	$11,965	A+	$11,870	A+
Tax backed	11,812	A+	10,671	A+	10,083	A+
Municipal utilities	9,673	A+	10,378	A+	10,731	A+
Healthcare	6,580	A	6,003	A	6,270	A
Transportation	6,302	A	6,407	A	5,938	A
Investor-owned utilities	1,580	BBB+	1,431	A-	1,280	A-
Higher education	1,282	A	1,177	A	947	A+
Housing	1,083	AA-	1,148	AA-	1,138	AA-
Structured municipal (1)	578	AAA	829	AAA	1,366	AAA
Other public finance (2)	745	A	760	A	720	A
Total U.S. public finance	$52,335	A+	$50,769	A+	$50,343	A+

U.S. structured finance
CDOs (3)	$26,825	AAA	$20,270	AAA	$15,038	AA+
Commercial receivables (4)	7,879	AA	4,358	AA-	3,778	AA-
Subprime mortgage—backed and home equity	6,542	AA+	4,396	AA	8,218	AA+
Prime mortgage—backed and home equity	4,849	A	5,451	A	2,625	AA-
Consumer receivables (5)	2,663	AA-	2,413	A	3,237	BBB+
Other structured finance (6)	2,825	AA	1,690	AA	2,148	AA-
Total U.S. structured finance	$51,583	AA+	$38,578	AA	$35,044	AA

International
Other structured finance	$9,898	AA-	$5,480	A+	$3,862	A+
Infrastructure	8,256	AA-	3,617	A-	1,496	BBB+
Public finance	5,982	A	1,299	A-	2,629	A-
CDOs (3)	4,242	AAA	2,722	AAA	2,218	AAA
Total international	$28,378	AA-	$13,118	A+	$10,205	A+

Total exposures	$132,296	AA-	$102,465	AA-	$95,592	AA-

Mortgage guaranty risk in force	$1,822	N/A	$2,332	N/A	$2,325	N/A

Distribution by ratings of financial guaranty portfolio

	2006		2005		2004
Ratings (7)	Net Par Outstanding	%	Net Par Outstanding	%	Net Par Outstanding	%
AAA/Aaa	$57,054	43.1%	$34,492	33.7%	$29,696	31.1%
AA/Aa	22,983	17.4%	19,978	19.5%	19,856	20.8%
A/A	32,822	24.9%	30,258	29.5%	31,394	32.8%
BBB/Baa	18,182	13.7%	16,404	16.0%	13,137	13.7%
Below investment grade	1,255	0.9%	1,333	1.3%	1,509	1.6%
Total exposures	$132,296	100.0%	$102,465	100.0%	$95,592	100.0%

(1)             Structured municipal: includes excess of loss reinsurance on portfolios of municipal credits where the Company attached in excess of the AAA rating level.

(2)             Other public finance: primarily includes student loans and government-sponsored project finance.

(3)             Collateralized debt obligations (CDOs) are structured financings backed by a pool of debt obligations. These financings are typically structured in multiple tranches (layers) from equity (first loss) through super senior (high excess). Losses on defaulted pool assets are allocated successively first to the equity tranche then to higher rated tranches.

(4)             Commercial receivables: principally includes equipment leases and commercial mortgage-backed securities.

(5)             Consumer receivables: principally includes auto loan receivables and credit card receivables.

(6)             Other structured finance: predominantly trade receivable securitization, secured structured lending, and future flow transactions.

(7)             Assured Guaranty internal rating. Our scale is comparable to that of the nationally recognized rating agencies.

Assured Guaranty Ltd.

Non-Investment Grade Exposures

as of December 31, 2006

(dollars in millions)

Non-Investment Grade Exposures by: Asset Type	Weighted Average Remaining Life	Net Par Outstanding	Average Rating (1)

U.S. public finance
Transportation	19.1	$221.0	B+
General obligation	15.8	103.4	BB+
Tax backed	16.1	75.3	BB
Healthcare	10.8	59.4	B+
Municipal utilities	10.1	13.0	C
Investor-owned utilities	13.7	5.1	BB
Housing	13.2	4.0	B-
Other public finance	15.3	3.5	D
Higher education	—	—	—
Structured municipal	—	—	—
Total U.S. public finance	16.5	$484.7	BB-

U.S. structured finance
Subprime mortgage-backed and home equity	8.0	$237.1	BB-
Commercial receivables	5.2	211.7	B+
CDOs	4.3	39.2	B
Consumer receivables	1.5	3.0	BB
Other structured finance	2.1	0.1	B-
Total U.S. structured finance	6.5	$491.1	B+

International
Infrastructure	14.4	$254.5	C
Other structured finance	9.0	25.0	B-
CDOs	—	—	—
Public finance	—	—	—
Total international	13.9	$279.5	CC

Total non-investment grade exposures	12.0	$1,255.3	CC

Top Ten Non-Investment Grade Exposures as of December 31, 2006

Name or Description	Average Rating (1)	Weighted Average Remaining Life	Net Par Outstanding
Eurotunnel - Fixed-Link Finance & Fixed-Link Finance (2)	D	15.5	$220
Public Finance Infrastructure Transaction	BB-	20.7	169
Structured Finance Domestic Auto Fleet Financing Transaction	BB+	2.3	133
Structured Finance Domestic Manufactured Housing Transactions (3)	BB+	6.2	127
Puerto Rico Public Finance Corporation	BB+	16.6	95
Northwest Airlines EETC Transactions (4)	D	8.3	47
International Airport Facility	BB	7.0	34
Structured Finance Domestic Franchise Loan Receivable Transactions (5)	B	13.5	31
Long Beach Mortgage Loan Trust 2002-5	BB	3.9	30
Louisiana State Stadium & Exposition District	BB	20.3	29
Total	B	12.4	$915

(1) Assured Guaranty internal rating. Our scale is comparable to that of the nationally recognized rating agencies.

(2) Exposure comprised of four series:  $148.0 million,  $37.5 million, $26.9 million, and $7.2 million - all rated ‘D’.

(3) Exposure comprised of twelve series: 10 series totaling $124.2 million - rated ‘BB+’, $1.5 million rated ‘BB’, and $1.5 million rated ‘B’

(4) Exposure comprised of two series: one in the amount of $14.0 million and the other for $32.6 million both rated ‘D’.

(5) Exposure comprised of two series: one in the amount of $16.0 million and the other for $15.4 million both rated ‘B’.

Assured Guaranty Ltd.

Closely Monitored Credits (“CMC”)

(dollars in millions)

Net par outstanding by credit monitoring category (1)

	December 31, 2006
Description	Net Par Outstanding	%	Number of Credits in Category
Fundamentally sound risk	$130,944	99.0%

Closely monitored credits:
Category 1	855	0.6%	43
Category 2	318	0.2%	13
Category 3	123	0.1%	18
Category 4	22	—	13
CMC Total	1,318	1.0%	87
Other below investment grade risk	34	—	68
Total	$132,296	100.0%

	December 31, 2005
Description	Net Par Outstanding	%	Number of Credits in Category
Fundamentally sound risk	$100,951	98.6%

Closely monitored credits:
Category 1	872	0.9%	36
Category 2	433	0.4%	22
Category 3	131	0.1%	15
Category 4	23	—	11
CMC Total	1,459	1.4%	84
Other below investment grade risk	55	—	103
Total	$102,465	100.0%

(1)  Our surveillance department is responsible for monitoring our portfolio of credits and maintains a list of closely monitored credits. The closely monitored credits are divided into four categories: Category 1 (low priority; fundamentally sound, greater than normal risk); Category 2 (medium priority; weakening credit profile, may result in loss); Category 3 (high priority; claim/default probable, case reserve established); Category 4 (claim paid, case reserve established for future payments). The closely monitored credits include all below investment grade (BIG) exposures where there is a material amount of exposure (generally greater than $10.0 million) or a material risk of the Company incurring a loss greater than $0.5 million. The closely monitored credits also include investment grade (IG) risks where credit quality is deteriorating and where, in the view of the Company, there is significant potential that the risk quality will fall below investment grade.

Assured Guaranty Ltd.

Largest Exposures by Sector (Part 1 of 2)

as of December 31, 2006

(dollars in millions)

10 Largest U.S. Public Finance Exposures

Revenue Source	Net Par Outstanding(2)	Rating(1)
California State General Obligation & Leases	$838	A
New York City General Obligation & Leases	685	A+
Long Island Power Authority	670	A-
New Jersey State General Obligation & Leases	662	AA-
Washington State General Obligation	640	AA
Chicago Illinois General Obligation	632	AA-
Puerto Rico General Obligation & Leases	612	BBB-
Massachusetts State General Obligation & Bay Transportation	611	AA-
Jefferson County Alabama Sewer	578	A
Denver Colorado Airport System	577	A
Total top 10 public finance exposures	$6,505

10 Largest U.S. Structured Finance Exposures

Revenue Source	Net Par Outstanding(2)	Rating(1)
Field Point III & IV, Limited	$924	AA-
Structured Finance Corporate Pool	914	AAA
Synthetic CDO - IG Corporate	740	AAA
Sandelman Finance 2006-1 Limited	722	AA
Private - CDO	710	AAA
Private - CDO	658	AAA
Synthetic CDO - IG ABS	594	AAA
Private - CLO	535	AAA
Domestic - Mortgage Backed Securities	500	A
Private - Credit Card Master Trust	500	AAA
Total top 10 structured finance exposures	$6,797

(1)             Assured Guaranty internal rating. Our scale is comparable to that of the nationally recognized rating agencies.

(2)             Excludes net par in force for transactions insured by a AAA monoline financial guaranty company.

Assured Guaranty Ltd.

Largest Exposures by Sector (Part 2 of 2)

as of December 31, 2006

(dollars in millions)

10 Largest Healthcare Exposures

Revenue Source	Net Par Outstanding(2)	Rating(1)	State
Covenant Health	$177	BBB+	TN
Texas Health Resources	147	A+	TX
Ascension Health Credit Group	144	AA	MO
Catholic Healthcare Partners	137	AA-	OH
Catholic Healthcare West	132	A-	CA
W.A. Foote Memorial Hospital	125	A-	MI
Sutter Health Obligated Group	117	AA-	CA
Medstar Health Inc.	109	BBB	MD
St. Barnabas Health Care System	106	BBB	NJ
Methodist Hospital	102	A+	TX
Total top 10 healthcare exposures	$1,296

10 Largest International Exposures

Revenue Source	Net Par Outstanding(2)	Rating(1)
Private - Mortgage Backed Securities	$1,501	AAA
Paragon Mortgages (No.13) Plc	1,376	AAA
Graphite Mortgages Plc Provide Graphite 2005-2	1,238	AAA
Epic II	1,065	AAA
International Infrastructure Pool	993	AAA
International Infrastructure Pool	955	AAA
International Infrastructure Pool	927	AAA
Nemus Funding No.1 PLC	701	AAA
Stichting Profile Securitisation I	676	AAA
Synthetic CDO - IG ABS	631	AAA
Total top 10 international exposures	$10,063

(1)             Assured Guaranty internal rating. Our scale is comparable to that of the nationally recognized rating agencies.

(2)             Excludes net par in force for transactions insured by a AAA monoline financial guaranty company.

Assured Guaranty Ltd.

Consolidated Capital and Claims Paying Resources

(dollars in millions)

	As of December 31, 2006			As of December 31, 2005
	AGC	AG Re (1)	Consolidated	AGC	AG Re (1)	Consolidated
Statutory surplus and reserves
Unearned premium reserve(2)	$239	$444	$683	$234	$356	$590
Contingency reserve	631	—	631	559	—	559
Policyholders’ surplus	286	741	1,027	296	691	987
Loss & loss adjustment expense reserves(3)	15	18	33	21	26	47
Total policyholders’ surplus & reserves	$1,171	$1,203	$2,374	$1,110	$1,073	$2,182

Claims paying resources
Policyholders’ surplus	$286	$741	$1,027	$296	$691	$987
Contingency reserve	631	—	631	559	—	559
Qualified statutory capital	917	741	1,658	855	691	1,545
Unearned premium reserve(2)	239	444	683	234	356	590
Loss & loss adjustment expense reserves(3)	15	18	33	21	26	47
Total policyholders’ surplus & reserves	1,171	1,203	2,374	1,110	1,073	2,182
Present value of installment premium(d)	356	230	586	254	174	428
Standby line of credit/stop loss	455	—	455	455	—	455
Total claims paying resources	$1,982	$1,433	$3,415	$1,819	$1,247	$3,065

Net par insured outstanding	$68,370	$63,927	$132,296	$52,659	$49,806	$102,465
Net debt service outstanding	$85,522	$94,652	$180,174	$70,769	$74,925	$145,694

Ratios:
Net par insured to statutory capital	75:1	86:1	80:1	62:1	72:1	66:1
Capital ratio(4)	93:1	128:1	109:1	83:1	108:1	94:1
Financial resources ratio(5)	43:1	66:1	53:1	39:1	60:1	48:1

(1)             AG Re numbers are our estimate of U.S. statutory as the company files Bermuda statutory financial statements.

(2)             Unearned premium reserve for AG Re is U.S. GAAP based and net of prepaid reinsurance premiums.

(3)             Loss & loss adjustment reserves for AG Re is U.S. GAAP based and net of reinsurance recoverable and portfolio reserves.

(4)             Capital ratio is net par and interest insured divided by qualified statutory capital.

(5)             Financial resources ratio is calculated by dividing net par and interest insured by total claims paying resources.

Note: Please refer to endnotes for explanation of non-GAAP financial measures [net present value of estimated future installment premiums in force (d)].

Assured Guaranty Ltd.

Summary Financial and Statistical Data

(dollars in millions, except per share amounts)

	Year Ended December 31,
	2006	2005	2004
GAAP Summary Income Statement Data

Gross premiums written	$325.7	$252.1	$190.9
Net earned premiums	206.7	198.7	187.9
Net investment income	111.5	96.8	94.8
Total expenses	132.1	64.9	114.6
Income before provision for income taxes	190.0	229.6	233.3
Net income	159.7	188.4	182.8
Operating income	157.2	190.0	141.1

Net income per diluted share	$2.15	$2.53	$2.44
Operating income per diluted share	$2.12	$2.55	$1.88

Financial Ratios
Loss and LAE ratio	(3.3)%	(35.0)%	(17.0)%
Expense ratio	59.2%	58.9%	65.4%
Combined ratio	55.9%	23.9%	48.4%

GAAP Summary Balance Sheet Data (end of period)

Total investments and cash	$2,469.9	$2,256.0	$2,157.9
Total assets	2,935.3	2,696.3	2,703.7
Unearned premium reserves	644.5	537.1	521.3
Loss and LAE reserves	120.6	128.4	236.2
Senior Notes	197.4	197.3	197.4
Series A Enhanced Junior Subordinated Debentures	149.7	—	—
Shareholders’ equity	1,650.8	1,661.5	1,527.6
Book value per share	$24.44	$22.22	$20.19

Other Financial Information

Net debt service outstanding (end of period)	$180,174	$145,694	$136,120
Net par outstanding (end of period)	132,296	102,465	95,592
Gross par outstanding (end of period)	133,303	105,258	98,221

Consolidated qualified statutory capital	1,658	1,545	1,351
Consolidated policyholders’ surplus & reserves	2,374	2,182	1,990

Ratios:
Par insured to statutory capital	80:1	66:1	71:1
Capital ratio(1)	109:1	94:1	101:1
Financial resources ratio(2)	53:1	48:1	51:1

Debt service written:
U.S. public finance	$13,261	$13,335	$11,943
U.S. structured finance	28,902	16,724	15,131
International	17,154	5,729	3,897
Total debt service written	$59,317	$35,788	$30,970

(1)             Capital ratio is net par and interest insured divided by qualified statutory capital.

(2)             Financial resources ratio is calculated by dividing net par and interest insured by total claims paying resources.

Endnotes related to non-GAAP financial measures discussed in the financial supplement:

(a) Present value of financial guaranty and mortgage guaranty gross written premiums or PVP, which is a non-GAAP financial measure, is defined as gross upfront and installment premiums received and the present value of gross estimated future installment premiums, on contracts written in the current period, discounted at 6% per year.   We believe PVP is a useful measure for management, equity analysts and investors because it permits the evaluation of the value of new business production for Assured Guaranty by taking into account the value of estimated future installment premiums on new contracts underwritten in a reporting period, which GAAP gross premiums written does not adequately measure.  Actual future net earned or written premiums may differ from PVP due to factors such as prepayments, amortizations, refundings, contract terminations or defaults that may or may not be influenced by market interest rates, refinancing or refunding activity, pre-payment speeds, policy changes or terminations, credit defaults, or other factors that management cannot control or predict. This measure should not be viewed as a substitute for gross written premiums determined in accordance with GAAP.

(b) Operating income, which is a non-GAAP financial measure, is defined as net income excluding after-tax realized gains (losses) on investments and after-tax unrealized gains (losses) on derivative financial instruments.  We believe operating income is a useful measure for management, equity analysts and investors because the presentation of operating income enhances the understanding of our results of operations by highlighting the underlying profitability of our insurance business.  We exclude net realized gains (losses) on investments and net unrealized gains (losses) on derivative financial instruments because the amount of these gains (losses) is heavily influenced by, and fluctuates in part according to, market interest rates, credit spreads and other factors that management cannot control or predict.  This measure should not be viewed as a substitute for net income determined in accordance with GAAP.

(c) Adjusted book value, which is a non-GAAP financial measure, is defined as shareholders’ equity (book value) plus the after-tax value of the financial guaranty and mortgage guaranty unearned premium reserve net of prepaid reinsurance premiums and deferred acquisition costs plus the net present value of estimated future installment premiums in force, less future ceding commissions, after-tax, discounted at 6%.  We believe adjusted book value is a useful measure for management, equity analysts and investors because the calculation of adjusted book value permits an evaluation of the net present value of the Company’s in-force premiums and capital base. The premiums described above will be earned in future periods, but may differ materially from the estimated amounts used in determining current adjusted book value due to changes in market interest rates, refinancing or refunding activity, pre-payment speeds, policy changes or terminations, credit defaults, and other factors that management cannot control or predict.  This measure should not be viewed as a substitute for book value determined in accordance with GAAP.

(d) Net present value of estimated future installment premiums in force, which is a non-GAAP financial measure, is defined as the present value of estimated future financial guaranty and mortgage guaranty installment premiums from our in-force book of business, net of reinsurance and discounted at 6%.  We believe net present value of estimated future installment premiums in force is a useful measure for management, equity analysts and investors because it permits an evaluation of the value of future estimated installment premiums. Estimated future premiums may change from period to period due to changes in par outstanding, maturity or other factors that management cannot control or predict that result from market interest rates, refinancing or refunding activity, pre-payment speeds, policy changes or terminations, credit defaults, or other factors.  There is no comparable GAAP financial measure.

For adjusted book value, net present value of estimated future installment premiums in force and present value of financial guaranty and mortgage guaranty gross written premiums or PVP we use 6% as the present value discount rate because it is the approximate taxable equivalent yield on our investment portfolio for the periods presented.

Contacts:

Equity investors and media
Sabra Purtill
Managing Director, Investor Relations
(212) 408-6044
spurtill@assuredguaranty.com

Chris McNamee
Assistant Vice President, Investor Relations
(212) 261-5509
cmcnamee@assuredguaranty.com

Fixed income investors
Patrick Early
Director, Fixed Income Investor Relations
(212) 408 6043
pearly@assuredguaranty.com
Assured Guaranty Ltd.
30 Woodbourne Avenue	Michael Walker
Hamilton HM 08	Director, Fixed Income Investor Relations
Bermuda	(212) 261-5575
www.assuredguaranty.com	mwalker@assuredguaranty.com